Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



             As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 17, 1994 incorporated by reference in Thermo Electron Corporation's Form 10-K for the year ended January 1, 1994 and to all references to our Firm included in this registration statement.



                                           ARTHUR ANDERSEN & CO.



        Boston, Massachusetts